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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
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                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 9, 1996

                                NGC CORPORATION
            (Exact name of registrant as specified in its charter)

         DELAWARE                   1-11156                   94-3248415
(STATE OR OTHER JURISDICTION      (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)

13430 NORTHWEST FREEWAY
HOUSTON, TEXAS                                              77040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 507-6400

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                            EXHIBIT INDEX - PAGE 4

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ITEM 5      OTHER EVENTS

            On October 9, 1996, NGC Corporation ("NGC") issued a press release announcing that it planned to record a third-quarter pretax charge to earnings to provide a reserve of approximately $4 million, which charge principally reflects the difference between the cost of NGC's lease at its current corporate headquarters and the anticipated revenue from subletting the space after NGC relocates its corporate headquarters to downtown Houston during the first quarter of 1997. A copy of NGC's press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NGC CORPORATION
                                       (Registrant)


Date:  October 7, 1996              /s/ KENNETH E. RANDOLPH
                                        Kenneth E. Randolph
                                        Senior Vice President and
                                        General Counsel

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                                 EXHIBIT INDEX

NO.                                                              PAGE

99.1   Press Release, dated October 9, 1996.                      5

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